EXHIBIT B

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE WARRANTS, SHARES OR OTHER SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                                    WARRANT
                                    -------

                          For the Purchase of 1,375,000
                              Shares of Common Stock
                                       of
                                 HUMATECH, INC.,
                            An Illinois Corporation

     THIS CERTIFIES THAT, for value received, Medical Media Technologies, LLC, or his/her assigns (the "Holder"), is entitled to, within the time frame set forth in Section 1 below ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive up to One Million Three Hundred Seventy Five Thousand (1,375,000) fully paid and nonassessable shares of the common stock (the "Common Stock"), of Humatech, Inc., an Illinois corporation (the "Company"), upon payment by cashier's check or wire transfer of the Exercise Price for such shares of the Common Stock to the Company at the Company's offices. The exercise price ("Exercise Price") shall be as follows:

     343,750  shares  at  $2.00  per  share  (the  "A  Warrants");
     343,750  shares  at  $3.00  per  share  (the  "B  Warrants");
     343,750 shares at $4.00 per share (the "C Warrants"); and 343,750 shares at $5.00 per share (the "D Warrants").

     1.     Exercise  of  Warrant.  This Warrant may be exercised in whole or in
            ---------------------
part at any time or from time to time by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by cashier's check or wire transfer of the Exercise Price for the number of shares specified in such election, according to the following exercise schedule:

     The A Warrants may be exercised for a period of two (2) years from the date hereof;
     The B Warrants may be exercised for a period of three (3) years from the date hereof;
     The C Warrants may be exercised for a period of four (4) years from the date hereof; and
     The D Warrants may be exercised for a period of five (5) years from the date hereof.



     2.     Adjustment  in  Number  of  Shares.
            ----------------------------------

            (A)   Adjustment  for  Reclassifications.  In  case  at  any time or
                  --------------------------------
from time to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary's capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted proportionally.

            (B)   Adjustment  for Reorganization, Consolidation, Merger. In case
                  ------------------------------------------------------
 of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     3. Holder acknowledges that the Common Stock will be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144")), that the Shares will include the following restrictive legend, and, except as otherwise set forth in this Agreement, that the Shares cannot be sold for a period of one year from the date of issuance unless registered with the United States Securities and Exchange Commission ("SEC") and qualified by appropriate state securities regulators, or unless Holder otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144) in the reasonable opinion of Company's counsel:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF FOR A PERIOD OF ONE YEAR FROM THE ISSUANCE THEREOF EXCEPT
(I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS OR (ii) UPON THE EXPRESS WRITTEN AGREEMENT OF THE COMPANY AND COMPLIANCE, TO THE EXTENT APPLICABLE, WITH RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES).

     4.     Reservation  of Common Stock. The Company shall at all times reserve
            ----------------------------
and keep available out of its authorized but unissued shares of common stock solely for the purpose of effecting the exercise of this warrant such number of its shares of common stock as shall from time to time be sufficient to effect the exercise hereof.

     5.     Notices.  All  notices  and other communications from the Company to
            -------
the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address set forth in the records of the Company.

     6.     Change; Waiver.  Neither this Warrant nor any term hereof may be
            --------------

changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     7.     Law  Governing.  This  Warrant  shall  be  construed and enforced in
            --------------
accordance with and governed by the laws of Texas. Any action or proceeding arising under or pursuant to this Warrant shall be brought in the appropriate court in the state of Texas.

     8.     Entire  Agreement.  This  Warrant sets forth and includes the entire
            -----------------
obligation of the Company with respect to any warrants held or due to Holder as of the date hereof, and any other agreement, arrangement, writing, contract, letter, or agreement dated prior to or of even date herewith shall be null and void upon execution of this Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Warrant to be signed effective as of this ____th day of August, 2001.


                                              Humatech,  Inc.
                                              an  Illinois  Corporation

                                              /s/ David G. Williams
                                              __________________________________
                                              By:     David  G.  Williams
                                              Its:    Chief  Executive  Officer



Acknowledged  and  Accepted:


Medical  Media  Technologies,  LLC

        /s/ Dale B. Donaldson
By:     __________________________
        Dale  B.  Donaldson,  Managing  Member